Exhibit 99.1

Equitable Resources, Inc. Year 2007 Business Segment Financial And Operational Data

Operating Income

The following table reconciles operating income by segment to the consolidated operating income reported in Equitable Resources, Inc.’s financial statements:

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Twelve Months Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	December 31, 2007

Operating income (thousands):
Equitable Production	$38,761	$57,939	$48,156	$57,163	$202,019
Equitable Midstream	51,641	20,662	23,473	44,656	140,432
Equitable Distribution	33,677	3,435	(5,356)	2,785	34,541
Unallocated expenses	(25,225)	(20,517)	(8,905)	(10,672)	(65,319)
Operating income	$98,854	$61,519	$57,368	$93,932	$311,673

Equitable Resources, Inc. Year 2007 Business Segment Financial And Operational Data

EQUITABLE PRODUCTION

OPERATIONAL AND FINANCIAL REPORT

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Twelve Months Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	December 31, 2007

OPERATIONAL DATA

Natural gas and oil production (MMcfe)	20,416	21,024	20,636	21,038	83,114
Company usage, line loss (MMcfe)	(1,078)	(1,621)	(1,684)	(1,652)	(6,035)
Total sales volumes (MMcfe)	19,338	19,403	18,952	19,386	77,079

Average (well-head) sales price ($/Mcfe)	$4.42	$4.79	$4.36	$4.77	$4.59

Lease operating expenses, excluding production taxes ($/Mcfe)	$0.32	$0.30	$0.33	$0.27	$0.31
Production taxes ($/Mcfe)	$0.47	$0.45	$0.43	$0.39	$0.43
Production depletion ($/Mcfe)	$0.70	$0.70	$0.70	$0.70	$0.70

Production depletion	$14,332	$14,737	$14,440	$14,755	$58,264
Other depreciation, depletion and amortization	961	930	872	1,057	3,820
Total depreciation, depletion and amortization	$15,293	$15,667	$15,312	$15,812	$62,084

Capital expenditures (thousands)	$56,765	$67,623	$90,704	$112,988	$328,080

FINANCIAL DATA (Thousands)

Total operating revenues	$87,978	$95,491	$85,480	$95,447	$364,396

Operating expenses:
Lease operating expense excluding production taxes	6,533	6,354	6,787	5,687	25,361
Production taxes	9,573	9,530	8,841	8,179	36,123
Exploration expense	282	117	162	301	862
Selling, general and administrative	17,536	5,884	6,222	8,305	37,947
Depreciation, depletion and amortization	15,293	15,667	15,312	15,812	62,084
Total operating expenses	49,217	37,552	37,324	38,284	162,377

Operating income	$38,761	$57,939	$48,156	$57,163	$202,019

Equitable Resources, Inc. Year 2007 Business Segment Financial And Operational Data

EQUITABLE MIDSTREAM

OPERATIONAL AND FINANCIAL REPORT

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Twelve Months Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	December 31, 2007

OPERATIONAL DATA

Gathering and processing:
Gathered volumes (MMBtu)	41,293	36,502	32,757	32,786	143,338
Average gathering fee ($/MBtu)	$0.84	$0.83	$0.83	$0.85	$0.84
Gathering and compression expense ($/MBtu)	$0.33	$0.35	$0.37	$0.37	$0.35
NGLs Sold (Mgal)	18,630	17,753	18,091	17,956	72,430
Average NGL sales price ($/gal)	$0.92	$1.04	$1.04	$1.30	$1.07

Transmission and storage:
Transmission pipeline throughput (MMBtu)	12,288	14,914	12,781	13,531	53,514

Net operating revenues (thousands):
Gathering and processing	$39,749	$35,255	$34,728	$39,858	$149,590
Transmission and storage	43,365	14,242	16,881	37,837	112,325
Total net operating revenues	$83,114	$49,497	$51,609	$77,695	$261,915

Net operating income (thousands):
Gathering and processing	$16,758	$14,248	$14,801	$19,196	$65,003
Transmission and storage	34,883	6,414	8,672	25,460	75,429
Total net operating income	$51,641	$20,662	$23,473	$44,656	$140,432

Depreciation and amortization (thousands):
Gathering and processing	$5,060	$4,787	$4,434	$4,949	$19,230
Transmission and storage	1,815	1,751	1,786	1,751	7,103
Total depreciation and amortization	$6,875	$6,538	$6,220	$6,700	$26,333

Capital expenditures (thousands)	$88,168	$99,859	$96,570	$149,122	$433,719

FINANCIAL DATA (Thousands)

Total operating revenues	$170,287	$122,482	$122,467	$176,372	$591,608
Purchased gas costs	87,173	72,985	70,858	98,677	329,693
Net operating revenues	83,114	49,497	51,609	77,695	261,915

Operating expenses:
Operating and maintenance	16,887	16,334	15,729	17,205	66,155
Selling, general and administrative	7,711	5,963	6,187	9,134	28,995
Depreciation and amortization	6,875	6,538	6,220	6,700	26,333
Total operating expenses	31,473	28,835	28,136	33,039	121,483

Operating income	$51,641	$20,662	$23,473	$44,656	$140,432

Other income	$763	$1,375	$2,090	$3,025	$7,253
Equity in earnings of nonconsolidated investments	$—	$568	$1,289	$791	$2,648

Equitable Resources, Inc. Year 2007 Business Segment Financial And Operational Data

EQUITABLE DISTRIBUTION

OPERATIONAL AND FINANCIAL REPORT

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Twelve Months Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	December 31, 2007

OPERATIONAL DATA

Heating degree days	2,848	617	65	1,802	5,332

Residential sales and transportation volumes (MMcf)	11,950	3,301	1,284	6,959	23,494
Commercial and industrial volumes (MMcf)	10,006	5,632	3,903	6,430	25,971
Total throughput (MMcf) - Distribution	21,956	8,933	5,187	13,389	49,465

Net operating revenues (thousands):
Residential	$41,175	$19,093	$12,017	$26,765	$99,050
Commercial & industrial	17,957	7,553	5,693	11,355	42,558
Off-system and energy services	6,310	4,653	3,285	4,773	19,021
Total net operating revenues	$65,442	$31,299	$20,995	$42,893	$160,629

Capital expenditures (thousands)	$11,820	$9,143	$10,938	$9,783	$41,684

FINANCIAL DATA (Thousands)

Total operating revenues	$251,381	$133,099	$71,686	$168,578	$624,744
Purchased gas costs	185,939	101,800	50,691	125,685	464,115
Net operating revenues	65,442	31,299	20,995	42,893	160,629

Operating expenses:
Operating and maintenance	10,259	9,873	10,133	11,348	41,613
Selling, general and administrative	16,553	12,904	11,224	23,773	64,454
Depreciation and amortization	4,953	5,087	4,994	4,987	20,021
Total operating expenses	31,765	27,864	26,351	40,108	126,088

Operating income	$33,677	$3,435	$(5,356)	$2,785	$34,541